UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2015

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	000-49728	87-0617894
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
27-01 Queens Plaza North, Long Island City, NY 11101
(Address of principal executive offices) (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

JetBlue Airways Corporation today issued a press release reporting February 2015 traffic results and including guidance for preliminary passenger revenue for available seat miles for the first quarter 2015 and, due to winter storm adjustments, first quarter capacity on a year over year basis.  The press release is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit 99.1	Press Release dated March 11, 2015 titled “JetBlue Airways Reports February Traffic.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)
Date: March 11, 2015	By:	/s/ Alexander Chatkewitz
Alexander Chatkewitz Vice President, Controller

  EXHIBIT INDEX

Exhibit 99.1	Press Release dated March 11, 2015 titled “JetBlue Airways Reports February Traffic”